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                                                                EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Western Water Company:

We consent to the use of our report incorporated herein by reference and to the reference of our firm under the heading "Experts" in the Prospectus included in the attached Pre-Effective Amendment No. 1 to Form S-3.


Harlan & Boettger



San Diego, California
September 25, 1996